UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 21, 2008

______________________________

NEW WORLD BRANDS, INC.
(Exact name of registrant as specified in its charter)

                               Delaware                                        033-914                                 02-0401674
                                  (State or other jurisdiction                  (Commission                              (IRS Employer
                    Incorporation)                              File Number)          Identification Number)

340 West Fifth Avenue, Eugene, Oregon 97401
(Address of principal executive offices)

(541) 868-2900
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

TELES Loan Agreement

On February 21, 2008, New World Brands, Inc., a Delaware corporation (the “Company”), and TELES AG Informationstechnologien (“TELES”), entered into a Term Loan and Security Agreement, effective February 15, 2008 (the “TELES Loan Agreement” and the loan thereunder, the “TELES Loan”), pursuant to which, from time to time prior to February 1, 2009 or the earlier termination in full of the Commitment (as defined below), the Company may obtain advances from TELES up to the amount of the outstanding Commitment (as defined below).  Amounts borrowed may not be reborrowed, notwithstanding any payments thereunder.  The outstanding balance of the TELES Loan will be due and payable on or before February 1, 2012.  The outstanding principal amount of the TELES Loan will be payable in 12 quarterly installments commencing May 1, 2009.  Interest on the outstanding principal amount of the TELES Loan shall be paid payable quarterly commencing May 1, 2008, at the per annum interest rate equal to 7% per annum, compounded quarterly (subject to certain adjustments provided therein).  The description of the TELES Loan Agreement set forth in this Current Report on Form 8-K is qualified in its entirety by reference to the full text of such agreement, which is attached as Exhibit 10.1 hereto.

As previously disclosed on Form 8-K, filed with the Securities and Exchange Commission on August 1, 2007, the Company and TELES entered into a share sale and purchase agreement (the “Share Purchase Agreement”) on July 26, 2007, pursuant to which the Company agreed to sell all of the outstanding capital stock of its then wholly-owned subsidiary, IP Gear, Ltd., to TELES.  Pursuant to the terms of the Share Purchase Agreement, TELES agreed to grant the Company a line of credit in the amount of $1,000,000 (the “Commitment”), with a four-year term, at a fixed interest rate of 7% per annum, which terms are contained in the TELES Loan Agreement.  In addition, in connection with the Share Purchase Agreement, TELES granted the Company an inventory credit line (the “Inventory Credit Line”) in the amount of $200,000, which may be increased to a maximum of $500,000.

Without the prior written consent of TELES, the TELES Loan may not be used, in whole or in part, to make any payment to P&S Spirit, LLC, a Nevada limited liability company (“P&S Spirit”) with respect to any obligations of the Company owed to P&S Spirit pursuant to the Credit Line Security Agreement, dated as of May 30, 2007, between the Company and P&S Spirit (the “P&S Credit Line Agreement” and the debt obligation pursuant thereto, the “P&S Credit Line”) and all obligations thereunder.

The obligation of TELES to make advances to the Company pursuant to the TELES Loan Agreement is subject to the satisfaction of certain conditions, including without limitation, the following:

•	the merger of Qualmax, Inc. with and into the Company shall have been consummated in all respects;

•
on the closing date and on the date of each advance, no default or event of default under the P&S Credit Line Agreement and all related documents thereto shall have occurred and remain outstanding or uncured; and

•
all obligations of the Company owed to P&S Spirit under the Term Loan and Security Agreement, dated as of March 30, 2007, by and between the Company and P&S (the “P&S Term Loan Agreement”), as previously disclosed on Form 8-K, filed with the Securities and Exchange Commission on April 5, 2007, shall have been irrevocably repaid in full, and the obligations under any related guarantees, stock pledges and other loan documents securing the obligations of the Company under the P&S Term Loan Agreement shall have been released.  On February 21, 2008, effective February 15, 2008, the Company repaid all outstanding obligations under the P&S Term Loan Agreement, in the amount of $500,000.

Pursuant to the TELES Loan Agreement, the Company agreed to comply with certain affirmative covenants, including without limitation, the following:

•	maintaining on a consolidated basis a ratio of current assets to current liabilities of not less than 1.2:1; and

•	maintaining on a consolidated basis a ratio of total indebtedness (with certain exclusions) to tangible net worth of not greater than 2.5:1.

Pursuant to the TELES Loan Agreement, the Company also agreed to comply with certain negative covenants, including without limitation, the following:

•	issuing or distributing any capital stock or other securities of the Company without giving TELES at least 15 days prior written notice;

•	amending, modifying, canceling or terminating any of the P&S Credit Documents or any other material contract of the Company; and

•	amending, modifying or waiving any provisions of any of the P&S Credit Documents.

The TELES Loan Agreement grants TELES a security interest with respect to all of the Company’s assets, subject to the terms of the Intercreditor Agreement (as defined below).

On February 21, 2008, the Company drew $500,000 in principal on the P&S Credit Line in order to repay its obligations under the P&S Term Loan Agreement.

Intercreditor Agreement

Also on February 21, 2008, as contemplated by the TELES Loan Agreement, the Company, TELES and P&S Spirit entered into an Intercreditor Agreement (the “Intercreditor Agreement”), effective February 15, 2008.  The description of the Intercreditor Agreement set forth in this Current Report on Form 8-K is qualified in its entirety by reference to the full text of such agreement, which is attached as Exhibit 10.2 hereto.

As disclosed above, and as previously disclosed on Form 8-K, filed with the Securities and Exchange Commission on June 6, 2007, the Company and P&S Spirit entered into the P&S Credit Line Agreement, pursuant to which P&S Spirit agreed to provide revolving credit loans to the Company up to a maximum of $1,050,000.  In addition, pursuant to the P&S Credit Line Agreement, P&S Spirit was granted a security interest with respect to all of the Company’s assets, such security interest being subordinate to the P&S Term Loan Agreement.

Pursuant to the Intercreditor Agreement, P&S Spirit and TELES have agreed to hold equal rights in and to the Collateral, with the exception of inventory of TELES products purchased by the Company pursuant to the Inventory Credit Line (during the time that obligations are owed to TELES under the Inventory Credit Line).

The principals of P&S Spirit include Dr. Selvin Passen, who is a director of the Company, as well as a shareholder and its former Chief Executive Officer, and Dr. Jacob Schorr, who is a director of the Company.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

 The information provided pursuant to Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.            Description

10.1	Term Loan and Security Agreement, effective February 15, 2008, by and between New World Brands, Inc. as Borrower and TELES AG Informationstechnologien as Lender.

10.2	Intercreditor Agreement, effective February 15, 2008, by and among New World Brands, Inc., P&S Spirit, LLC and TELES AG Informationstechnologien.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                NEW WORLD BRANDS, INC.

                By: /s/ Shehryar Wahid
                   Name: Shehryar Wahid
                       Title:   Secretary, Treasurer, Chief Financial Officer and Chief Operations Officer

Date:  February 27, 2008